UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2007
IRIDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-27598	94-2665054

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
1212 Terra Bella Avenue
Mountain View, California 94043
(Address of principal executive offices and zip code)
(650) 940-4700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.6

Item 1.01. Entry Into a Material Definitive Agreement.
     On April 19, 2007, Iridex Corporation (the “Company”) and Mid-Peninsula Bank, part of Greater Bay Bank N.A. (“Lender”) entered into amendments (the “Amendments”) to each of (i) that certain Business Loan and Security Agreement (the “Business Loan Agreement”) by and between the Company and Lender, dated January 16, 2007, and (ii) that certain Export-Import Bank Loan and Security Agreement (the “Exim Agreement”), by and between the Company and Lender, dated January 16, 2007. As previously disclosed, the Company and Lender entered into the Business Loan Agreement, the Exim Agreement, and a Borrower Agreement (collectively, the “Credit Agreements”) on January 16, 2007. The Credit Agreements, collectively, provide the Company with a $6 million term loan (the “Term Loan”) and a revolving credit line of up to $6 million (the “Line of Credit”).
     Pursuant to the Amendments, (i) the Company agreed to deposit and maintain $3.8 million in cash in a segregated deposit account with Lender as collateral in support of the Term Loan and to restrict up to $2.2 million of the combined borrowing base from the Line of Credit in support of the Term Loan, and (ii) the parties agreed to eliminate the requirement that the Company maintain a minimum of $3.0 million in aggregate domestic unrestricted cash or marketable securities. In addition, Lender will increase the credit extended by Lender to the Company under the Exim Agreement from $3.0 to $5.0 million. In connection with the Amendments, Lender also agreed to a one-time waiver of certain financial covenants contained in the Business Loan Agreement and the Exim Agreements. A copy of this waiver letter is attached hereto as Exhibit 10.6. This one-time waiver does not apply to any other potential future breaches of any of the financial covenants by the Company contained in the Credit Agreements, and compliance with the financial covenants for which such waiver was obtained is evaluated on a quarterly basis.
     The foregoing descriptions of the Amendments and the Credit Agreements do not purport to be complete and are qualified in their entirety by the terms and conditions of the First Amendment to the Business Loan Agreement and First Amendment to the Exim Agreement attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, as well as the Business Loan Agreement, the Exim Agreement, and the Borrower Agreement attached as Exhibits 10.3, 10.4 and 10.5, respectively, to the Current Report on Form 8-K filed on January 22, 2007, which exhibits are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit 10.1	First Amendment to the Business Loan and Security Agreement by and between Iridex Corporation and Mid-Peninsula Bank, part of Greater Bay Bank N.A., dated April 19, 2007.

Exhibit 10.2	First Amendment to the Export-Import Bank Loan and Security Agreement by and between Iridex Corporation and Mid-Peninsula Bank, part of Greater Bay Bank N.A., dated April 19, 2007.

Exhibit 10.3	Business Loan and Security Agreement by and between Iridex Corporation and Mid-Peninsula Bank, part of Greater Bay Bank N.A., dated January 16, 2007 (which is incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed with the Commission on January 22, 2007).

Exhibit 10.4	Export-Import Bank Loan and Security Agreement by and between Iridex Corporation and Mid-Peninsula Bank, part of Greater Bay Bank N.A., dated January 16, 2007 (which is incorporated herein by reference to Exhibit 99.2 to the Current Report on Form 8-K filed with the Commission on January 22, 2007).

Exhibit 10.5	Borrower Agreement by Iridex Corporation in favor of Export-Import Bank of the United States and Mid-Peninsula Bank, part of Greater Bay Bank N.A., dated January 16, 2007 (which is incorporated herein by reference to Exhibit 99.3 to the Current Report on Form 8-K filed with the Commission on January 22, 2007).

Exhibit 10.6	Letter from Mid-Peninsula Bank, part of Greater Bay Bank N.A., to Iridex Corporation, dated April 23, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IRIDEX CORPORATION
Dated: April 24, 2007	By:	/s/ Meryl Rains
Meryl Rains
Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

Exhibit 10.1	First Amendment to the Business Loan and Security Agreement by and between Iridex Corporation and Mid-Peninsula Bank, part of Greater Bay Bank N.A., dated April 19, 2007.

Exhibit 10.2	First Amendment to the Export-Import Bank Loan and Security Agreement by and between Iridex Corporation and Mid-Peninsula Bank, part of Greater Bay Bank N.A., dated April 19, 2007.

Exhibit 10.3	Business Loan and Security Agreement by and between Iridex Corporation and Mid-Peninsula Bank, part of Greater Bay Bank N.A., dated January 16, 2007 (which is incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed with the Commission on January 22, 2007).

Exhibit 10.4	Export-Import Bank Loan and Security Agreement by and between Iridex Corporation and Mid-Peninsula Bank, part of Greater Bay Bank N.A., dated January 16, 2007 (which is incorporated herein by reference to Exhibit 99.2 to the Current Report on Form 8-K filed with the Commission on January 22, 2007).

Exhibit 10.5	Borrower Agreement by Iridex Corporation in favor of Export-Import Bank of the United States and Mid-Peninsula Bank, part of Greater Bay Bank N.A., dated January 16, 2007 (which is incorporated herein by reference to Exhibit 99.3 to the Current Report on Form 8-K filed with the Commission on January 22, 2007).

Exhibit 10.6	Letter from Mid-Peninsula Bank, part of Greater Bay Bank N.A., to Iridex Corporation, dated April 23, 2007.